                                                                    Exhibit 99.5

     Feb-2002                       1995-C                             Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                       Chase Master Credit Card Trust II)

     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:                     $ 2,713,239,181.93
     Beginning of the Month Finance Charge Receivables:                $   146,779,029.04
     Beginning of the Month Discounted Receivables:                    $             0.00
     Beginning of the Month Total Receivables:                         $ 2,860,018,210.97

     Removed Principal Receivables:                                    $             0.00
     Removed Finance Charge Receivables:                               $             0.00
     Removed Total Receivables:                                        $             0.00

     Additional Principal Receivables:                                 $             0.00
     Additional Finance Charge Receivables:                            $             0.00
     Additional Total Receivables:                                     $             0.00

     Discounted Receivables Generated this Period:                     $             0.00

     End of the Month Principal Receivables:                           $ 2,668,455,029.71
     End of the Month Finance Charge Receivables:                      $   148,493,762.13
     End of the Month Discounted Receivables:                          $             0.00
     End of the Month Total Receivables:                               $ 2,816,948,791.84

     Special Funding Account Balance                                   $             0.00
     Aggregate Invested Amount (all Master Trust II Series)            $ 1,850,000,000.00
     End of the Month Transferor Amount                                $   818,455,029.71
     End of the Month Transferor Percentage                                         30.67%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                                        $    64,033,331.83
          60-89 Days Delinquent                                        $    47,172,661.75
          90+ Days Delinquent                                          $    97,149,792.49

          Total 30+ Days Delinquent                                    $   208,355,786.07
          Delinquent Percentage                                                      7.40%

     Defaulted Accounts During the Month                               $    18,480,322.81
     Annualized Default Percentage                                                   8.17%

     Feb-2002                        1995-C                             Page 2

     Principal Collections                                       $ 283,289,956.30
     Principal Payment Rate                                                 10.44%

     Total Payment Rate                                                     11.29%

     INITIAL INVESTED AMOUNTS
          Class A Initial Invested Amount                        $ 322,000,000.00
          Class B Initial Invested Amount                        $  28,000,000.00
                                                                 ----------------
     TOTAL INITIAL INVESTED AMOUNT                               $ 350,000,000.00

     INVESTED AMOUNTS
          Class A Invested Amount                                $ 368,000,000.00
          Class B Invested Amount                                $  32,000,000.00
                                                                 ----------------
     TOTAL INVESTED AMOUNT                                       $ 400,000,000.00

     FLOATING ALLOCATION PERCENTAGE                                         14.74%

     PRINCIPAL ALLOCATION PERCENTAGE                                        14.74%

     MONTHLY SERVICING FEE                                       $     500,000.00

     INVESTOR DEFAULT AMOUNT                                     $   2,724,466.46

     CLASS A AVAILABLE FUNDS
     -----------------------

     CLASS A FLOATING ALLOCATION PERCENTAGE                                 92.00%

          Class A Finance Charge Collections                     $   5,817,060.13
          Other Amounts                                          $           0.00

     TOTAL CLASS A AVAILABLE FUNDS                               $   5,817,060.13

          Class A Monthly Interest                               $     603,213.33
          Class A Servicing Fee                                  $     460,000.00
          Class A Investor Default Amount                        $   2,506,509.14

     TOTAL CLASS A EXCESS SPREAD                                 $   2,247,337.66

     REQUIRED AMOUNT                                             $           0.00

     Feb-2002                        1995-C                             Page 3

     CLASS B AVAILABLE FUNDS
     -----------------------

     CLASS B FLOATING ALLOCATION PERCENTAGE                                                            8.00%

          Class B Finance Charge Collections                                                 $   505,831.32
          Other Amounts                                                                      $         0.00

     TOTAL CLASS B AVAILABLE FUNDS                                                           $   505,831.32

          Class B Monthly Interest                                                           $    55,564.44
          Class B Servicing Fee                                                              $    40,000.00

     TOTAL CLASS B EXCESS SPREAD                                                             $   410,266.88

     EXCESS SPREAD
     -------------

     TOTAL EXCESS SPREAD                                                                     $ 2,657,604.54

          Excess Spread Applied to Required Amount                                           $         0.00

          Excess Spread Applied to Class A Investor Charge Offs                              $         0.00

          Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount       $   217,957.32

          Excess Spread Applied to Class B Reductions of Class B Invested                    $         0.00

          Excess Spread Applied to Monthly Cash Collateral Fee                               $    26,133.33

          Excess Spread Applied to Cash Collateral Account                                   $         0.00

          Excess Spread Applied to Reserve Account                                           $         0.00

          Excess Spread Applied to other amounts owed to
          Cash Collateral Depositor                                                          $       154.48

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
     GROUP I                                                                                 $ 2,413,359.41

     Feb-2002                       1995-C                            Page 4

     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                                    $ 11,048,395.72

     SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1995-C                                                                 $          0.00

         Excess Finance Charge Collections applied to
         Required Amount                                                           $          0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                              $          0.00

         Excess Finance Charge Collections applied to
         Class B Interest, Servicing Fee, and Default Items                        $          0.00

         Excess Finance Charge Collections applied to Reductions of
         Class B Invested Amount                                                   $          0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                               $          0.00

         Excess Finance Charge Collections applied to
         Cash Collateral Account                                                   $          0.00

         Excess Finance Charge Collections applied to
         Reserve Account                                                           $          0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                              $          0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                                            4.12%
         Base Rate (Prior Month)                                                              4.09%
         Base Rate (Two Months Ago)                                                           4.17%
                                                                                   ---------------
     THREE MONTH AVERAGE BASE RATE                                                            4.12%

         Portfolio Yield (Current Month)                                                     10.80%
         Portfolio Yield (Prior Month)                                                       12.81%
         Portfolio Yield (Two Months Ago)                                                    11.99%
                                                                                   ---------------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                                     11.86%

     Feb-2002                         1995-C                            Page 5

     PRINCIPAL COLLECTIONS
     ---------------------

     CLASS A PRINCIPAL PERCENTAGE                                            92.00%

         Class A Principal Collections                            $  38,422,968.61

     CLASS B PRINCIPAL PERCENTAGE                                             8.00%

         Class B Principal Collections                            $   3,341,127.70

     TOTAL PRINCIPAL COLLECTIONS                                  $  41,764,096.31

     INVESTOR DEFAULT AMOUNT                                      $   2,724,466.46

     REALLOCATED PRINCIPAL COLLECTIONS                            $           0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                            $           0.00

     CLASS A ACCUMULATION
         Controlled Accumulation Amount                           $           0.00
         Deficit Controlled Accumulation Amount                   $           0.00
     CONTROLLED DISTRIBUTION AMOUNT                               $           0.00

     CLASS B ACCUMULATION
         Controlled Accumulation Amount                           $           0.00
         Deficit Controlled Accumulation Amount                   $           0.00
     CONTROLLED DISTRIBUTION AMOUNT                               $           0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                            $  44,488,562.77

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                 $           0.00
     CLASS B INVESTOR CHARGE OFFS                                 $           0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $           0.00
     PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $           0.00

     CASH COLLATERAL ACCOUNT
     -----------------------

         Required Cash Collateral Amount                          $  52,000,000.00
         Available Cash Collateral Amount                         $  52,000,000.00

     Feb-2002                         1995-C                            Page 6

     INTEREST RATE CAP PAYMENTS
     --------------------------

         Class A Interest Rate Cap Payments                                     $ 0.00
         Class B Interest Rate Cap Payments                                     $ 0.00

     TOTAL DRAW AMOUNT                                                          $ 0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                            $ 0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie H. Klein
                                                ---------------------------
                                                Tracie H. Klein
                                                First Vice President